UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

April 21, 2022

Date of Report (Date of earliest event reported)

Citizens & Northern Corporation

(Exact name of registrant as specified in its charter)

Pennsylvania	0-16084	23-2451943
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

90-92 Main Street, Wellsboro, Pennsylvania		16901
(Address of principal executive offices)		(Zip Code)

(570) 724-3411

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $1.0 per share	CZNC	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07   Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Citizens & Northern Corporation was held virtually on Thursday, April 21, 2022. The Board of Directors fixed the close of business on February 1, 2022 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment thereof. On this record date, there were outstanding and entitled to vote 15,827,964 shares of Common Stock with four issues proposed for vote by the stockholders. A total of 11,502,843 shares of Common Stock were present or represented by proxy at the meeting. This represented approximately 73% of the Corporation’s outstanding Common Stock.

Proposal I - Election of Class II Directors

Voting for the Class II Directors elected to serve for a term of three years is summarized as follows:

Susan E. Hartley

Total Votes in Favor	7,315,068
Total Votes Withheld / Against	692,261
Broker Non-Votes	3,495,514

Leo F. Lambert

Total Votes in Favor	7,678,565
Total Votes Withheld / Against	328,764
Broker Non-Votes	3,495,514

Helen S. Santiago

Total Votes in Favor	7,787,830
Total Votes Withheld / Against	219,499
Broker Non-Votes	3,495,514

Katherine W. Shattuck

Total Votes in Favor	7,839,147
Total Votes Withheld / Against	168,182
Broker Non-Votes	3,495,514

Proposal II – Approval and Adoption of the 2021 Compensation of the Named Executive Officers as Disclosed in the Proxy Statement

Voting on the requested approval and adoption of the 2021 compensation of the named executive officers as disclosed in the proxy statement was as follows:

Total Votes in Favor	7,384,471
Total Votes Against	383,425
Total Abstained	239,433
Broker Non-Votes	3,495,514

Proposal III – Approval and Adoption of an amendment to the Corporation’s Articles of Incorporation to increase the number of authorized shares of common stock from 20 million shares to 30 million shares.

Voting on the requested approval and adoption of an amendment to the Corporation’s Articles of Incorporation was as follows:

Total Votes in Favor	10,680,815
Total Votes Against	707,791
Total Abstained	114,237
Broker Non-Votes	0

Proposal IV – Ratification of the appointment of the firm of Baker Tilly US, LLP as the Corporation’s independent registered public accounting firm for the year ending December 31, 2022.

Voting on the requested ratification of the appointment of the firm of Baker Tilly US, LLP as independent auditors of the Corporation was as follows:

Total Votes in Favor	11,076,098
Total Votes Against	310,110
Total Abstained	116,635
Broker Non-Votes	0

Item 9.01   Financial Statements and Exhibits.

104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

6
CITIZENS & NORTHERN CORPORATION

Dated: April 25, 2022	By:	/s/ Mark A. Hughes
Mark A. Hughes
Treasurer and Chief Financial Officer